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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 15, 2003


       Corporate Asset Backed Corporation (in respect of CABCO Trust for
                             BellSouth Debentures)
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            1-13444                          22-3281571
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


445 Broad Hollow Road
Suite 239
Melville, New York                                                11747
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.

Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.

Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.

Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE

Item 5.           Other Events.

                  This current report on Form 8-K relates to the semi-annual distribution reported to the holders of the Trust Certificates relating to BellSouth Telecommunications, Inc. 6 3/4% Debentures Due 2033, which was made on October 15, 2003.

                  Corporate Asset Backed Corporation is the depositor (the "Depositor") under the Trust Agreement, dated May 12, 1999, with The Bank of New York, as trustee (the "Trustee"), providing for the issuance of trust certificates (the "Certificates"). The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in securities of the BellSouth Telecommunications, Inc. BellSouth Telecommunications, Inc. is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files reports and other information (including financial information) with the Securities and Exchange Commission ("SEC"). Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located at Seven World Trade Center, Suite 1300, New York, New York 10048, and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661.
                  Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.
                  The SEC also maintains a site on the world wide web at "http://www.sec.gov" at which users can view and download copies of reports, proxy, information statements and other information filed electronically.

Item 6.           Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

                  99.1 Cash Transactions by the CABCO Trust for BellSouth
                       Debentures on October 15, 2003.

                            $1,518,750.00 to the Trust Certificate Holders.


Item 8.           Change in Fiscal Year.

                  NOT APPLICABLE.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CABCO TRUST FOR
                                     BELLSOUTH DEBENTURES,
                                     by CORPORATE ASSET
                                     BACKED CORPORATION,
                                           as Depositor

                                     By:    /s/ Robert D. Vascellaro
                                            --------------------------
                                     Name:  Robert D. Vascellaro
                                     Title: Vice President

Date:  October 29, 2003
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                                  EXHIBIT INDEX



Exhibit                                                   Page
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  99.1        List of Cash Transactions